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                       SUPPLEMENT DATED NOVEMBER 16, 2005
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                             DATED OCTOBER 24, 2005


For purposes of the description of the Vista Trust under "Mid Cap Portfolios" in this prospectus, the definition of medium-sized and smaller companies is amended and restated as follows:

Companies whose market capitalization at the time of purchase is within the range of the Russell Midcap Growth Index which had a market capitalization range between $1.23 billion and $15.8 billion as of August 31, 2005.



JHT Supp November 16, 2005